SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A)
of the
Securities Exchange Act of 1934

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Alanco Technologies, Inc.
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________________________________

ALANCO TECHNOLOGIES, INC.
7950 E. Acoma Drive, Suite 111
Scottsdale, Arizona 85260
(480) 607-1010
________________________________

PROXY STATEMENT
________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held April 16, 2013

TO THE SHAREHOLDERS OF ALANCO TECHNOLOGIES, INC.

NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Alanco Technologies, Inc., an Arizona corporation (“Alanco” or the "Company"), will be held at 7950 E. Acoma Drive, Suite 111, Scottsdale, Arizona 85260, on April 16, 2013, at 10:00 a.m., Mountain Standard Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the following Proposals:

Proposal No. 1	ELECTION OF DIRECTORS;

Proposal No. 2	RATIFICATION OF RE-APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM;

Proposal No. 3	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION;

Proposal No. 4	ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

Holders of the outstanding Common Stock and Preferred Stock of the Company of record at the close of business on February 19, 2013, will be entitled to notice of and to vote at the Meeting or at any adjournment or postponement thereof.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States.  The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS.

Scottsdale, Arizona                                                                                      ROBERT R. KAUFFMAN
February 22, 2013                                                                                         CHIEF EXECUTIVE OFFICER

JOHN A. CARLSON
CHIEF FINANCIAL OFFICER

ALANCO TECHNOLOGIES, INC.
7950 E. Acoma Drive, Suite 111
Scottsdale, Arizona 85260
(480) 607-1010

________________________________

PROXY STATEMENT
________________________________

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 16, 2013

GENERAL INFORMATION

We are providing these proxy materials in connection with the solicitation by and on behalf of the Board of Directors of Alanco Technologies, Inc., an Arizona corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at 7950 E. Acoma Drive, Suite 111, Scottsdale, Arizona 85260, on the 16th day of April 2013, at 10:00 a.m., Mountain Standard Time, and at any adjournment or postponement thereof.

In accordance with rules approved by the SEC, we are using the Internet as our primary means of furnishing proxy materials to shareholders.  Consequently, most shareholders will not receive paper copies of our proxy materials.  We will instead send these shareholders a Notice Regarding the Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and voting via the Internet.  The Notice Regarding the Availability of Proxy Materials also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose.  We believe this procedure makes the proxy distribution process more efficient and helps in conserving natural resources.  Our proxy statement for the Annual Meeting of Shareholders to be held on April 16, 2012, other proxy material and our annual report to shareholders for fiscal year 2012 is available at https://www.iproxydirect.com/ALAN.

The expense of soliciting proxies, including the cost of preparing, assembling, mailing and Internet procedures mentioned above to distribute this proxy material to shareholders, will be borne by the Company.  It is anticipated that solicitations of proxies for the Meeting will be made only by use of mail; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone without additional salary or compensation to them.  Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

Shares not voting as a result of a proxy not marked or marked to abstain will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting.  Shares registered in the name of a broker-dealer or similar institution for beneficial owners to whom the broker-dealer distributed notice of the Annual Meeting and proxy information and which such beneficial owners have not returned proxies or otherwise instructed the broker-dealer as to voting of their shares, will be counted as part of the total shares voting in order to determine whether or not a quorum has been achieved at the Meeting.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting unless such proxies have previously been revoked.  Proxies may be revoked at any time prior to the time they are voted by: (a) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; or (b) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or (c) attending the meeting and voting your proxy in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy).

The Company’s Form 10-K for the fiscal year ended June 30, 2012, is available to shareholders via the Internet or through request for a printed copy.  The Form 10-K constitutes part of this proxy.

PROPOSALS TO BE ACTED UPON AT THE MEETING

Proposal No. 1	ELECTION OF DIRECTORS;

Proposal No. 2	RATIFICATION OF RE-APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM;

Proposal No. 3	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION;

Proposal No. 4	ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

SHARES OUTSTANDING AND VOTING RIGHTS

Voting rights are vested in the holders of the Company’s Common Stock and Preferred Stock.  Only shareholders of record at the close of business on February 19, 2013, are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.  As of February 19, 2013, the Company had 5,010,300 shares of Class A Common Stock issued and outstanding and no shares of any Preferred Stock issued or outstanding.  Each Class A Common share is entitled to one vote.  No fractional shares are outstanding.  A majority of the Company's outstanding voting stock represented in person or by proxy shall constitute a quorum at the Meeting.  The affirmative vote of a majority of the votes cast, providing a quorum is present, is necessary to approve each proposal.

Each shareholder present, either in person or by proxy, will have cumulative voting rights with respect to the election of Directors.  Under cumulative voting, each shareholder is entitled to as many votes as is equal to the number of voting rights of the Company held by the shareholder on the Record Date multiplied by the number of directors to be elected, and such votes may be cast for any single nominee or divided among two or more nominees.  The five nominees receiving the highest number of votes will be elected to the Board of Directors.  There is no conditions precedent to the exercise of cumulative voting rights.  Unless otherwise instructed in any proxy, the persons named in the form of proxy which accompanies this Proxy Statement (the "Proxy Holders") will vote the proxies received by them for the Company’s five nominees set forth in "Election of Directors" below.  If additional persons are nominated for election as directors, the Proxy Holders intend, unless otherwise instructed in any proxy, to vote all proxies received by them in such manner in accordance with cumulative voting as will assure the election of as many of the Company's nominees as possible, and, in such event, the specific nominees for whom votes will be cast will be determined by the Proxy Holders.  If authority to vote for any nominee of the Company is withheld in any proxy, the Proxy Holders intend, unless otherwise instructed in such proxy, to vote the shares represented by such proxy, in their discretion, cumulatively for one or more of the other nominees of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND OF MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information with respect to each shareholder known by Alanco to be the beneficial owner of more than 5% of the outstanding Alanco Voting Rights as of February 19, 2013.  Information regarding the stock ownership of Robert R. Kauffman, Alanco Chairman and Chief Executive Officer, is also shown in the table in the following section, Current Directors and Executive Officers.
Five Percent Owners
		Class A
		Common					Total
		Shares		Total			Stock,
		Owned		Voting		Total	Options &
	Class A	Percent		Rights	Exercisable	Stock	Warrants
	Common	of	Total	Owned	Stock	Owned and	Percent of
	Shares	Class	Voting	Percent	Options and	Options &	Voting
	Owned	(2)	Rights	of Class (2)	Warrants	Warrants	Rights (3)
Robert R. Kauffman	615,159	12.28%	615,159	12.28%	137,500	752,659	14.62%
AIGH Investment Partners. L.P. (1)	400,000	7.98%	400,000	7.98%	-	400,000	7.98%

(1)
Per Schedule SC 13G filed with the SEC on July 11, 2011, AIGH Investment Partners, L.P. is the owner of 400,000 shares of the Company’s Class A Common Stock.  The address for AIGH Investment Partners, L.P. is 6006 Berkeley Avenue, Baltimore, MD  21209.

(2)
The percentages for Class A Common Stock shown are calculated based upon 5,010,300 shares of Class A Common Stock outstanding on February 19, 2013.  The percentages for Total Voting Rights are calculated based upon 5,010,300 voting rights on February 19, 2013.

(3)
In calculating the percentage of ownership, option and warrant shares are deemed to be outstanding for the purpose of computing the percentage of voting right shares owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of voting right shares owned by any other stockholders.

Current Directors and Executive Officers

The following table sets forth the number of exercisable stock options and the number of shares of the Company's Class A Common Stock beneficially owned as of February 19, 2013, by individual directors and executive officers and by all directors and executive officers of the Company as a group.

The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of the beneficial ownership for any other purpose.  Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table.

Securities of the Registrant Beneficially Owned (1)

							Total
					Stock	Total	Stock,
					Options &	Stock	Options
				Total	Warrants and	Owned +	& Warrants
	Class A	Shares		Voting	Loan Conversion	Options &	and Loan
	Common	Owned	Total	Rights	Rights Vested &	Warrants	Conversion
	Stock	Percent	Voting	Percent	Exercisable	and Loan	Percent of
Name of	Shares	of Class	Rights	of Class	@ 2/19/13	Conversion	Voting
Beneficial Owner (2)	Owned	(4)	Owned	(4)	+ 60 days (5)	Rights	Rights (6)

Robert R. Kauffman	615,159	12.28%	615,159	12.28%	200,000	815,159	15.65%
Director/COB/CEO
John A. Carlson	157,917	3.15%	157,917	3.15%	112,500	270,417	5.28%
Director/EVP/CFO
Harold S. Carpenter	329	-	329	-	45,000	45,329.90%
Director
James T. Hecker (3)	22,187	0.44%	22,187	0.44%	57,500	79,687	1.57%
Director
Thomas C. LaVoy	2,914	0.06%	2,914	0.06%	30,000	32,914.65%
Director

Officers and Directors	798,506	15.94%	798,506	15.94%	445,000	1,243,506	22.79%
as a Group (5 individuals)

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally indicates voting or investment power with respect to securities.  In accordance with SEC rules, shares that may be acquired upon conversion or exercise of stock options, warrants or convertible securities which are currently exercisable or which become exercisable within 60 days are deemed beneficially owned.  Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned.

(2)	COB is Chairman of the Board; CEO is Chief Executive Officer; EVP is Executive Vice President; and CFO is Chief Financial Officer.

(3)
Excludes 240,277 shares of Class A Common Stock owned by Rhino Fund LLLP.  The fund is controlled by Rhino Capital Incorporated, for which Mr. Hecker serves as Treasurer and General Counsel.  Mr. Hecker disclaims beneficial ownership of such shares.

(4)
The percentages for Class A Common Stock shown are calculated based upon 5,010,300 shares of Class A Common Stock outstanding on February 19, 2013.  The percentages for Total Voting Rights Percent of Class are calculated based upon 5,010,300 voting rights as of February 19, 2013.

(5)
Represents unexercised stock options, warrants and loan conversion rights issued to named executive officers and directors.  All options and warrants listed that were issued to the executive officers and directors were exercisable at February 19, 2013 or within 60 days.

(6)
The number and percentages shown include the voting rights shares actually owned as of February 19, 2013 and the shares of common stock that the identified person or group had a right to acquire within 60 days after February 19, 2013.  The percentages shown are calculated based upon 5,010,300 voting rights as of February 19, 2013.  In calculating the percentage of ownership, option and warrant shares are deemed to be outstanding for the purpose of computing the percentage of shares owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares owned by any other stockholders.

Meetings and Committees of the Board of Directors

The Board of Directors has a Compensation/Administration Committee, formed in 1995, and comprised of Messrs. Harold S. Carpenter and James T. Hecker, who are independent directors of the Company.  The Compensation/Administration Committee recommends to the Board the compensation of executive officers and serves as the Administrative Committee for the Company's Stock Option Plans.

The Board of Directors also has an Audit/Corporate Governance Committee.  The Audit Committee was originally formed in 1995.  In September 2004, the Board of Directors approved a name change for the committee to Audit/Corporate Governance Committee to more accurately reflect the additional duties and responsibilities of the committee as required by the Sarbanes-Oxley Act of 2002.  The Audit/Corporate Governance Committee, comprised of Messrs. Harold S. Carpenter, James T. Hecker, and Thomas C. LaVoy, all of whom are independent directors of the Company who have significant business experience and are deemed to be financially knowledgeable, serves as a liaison between the Board and the Company's independent auditor.  The Audit/Corporate Governance Committee provides general oversight of the Company’s financial reporting and disclosure practices, system of internal control, and the Company’s processes for monitoring compliance with Company policies.  The Audit/Corporate Governance Committee reviews with the Company’s independent auditors the scope of the audit for the year, the results of the audit when completed, and the independent auditor’s fee for services performed.  The Audit/Corporate Governance Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to its system of internal control.  The Audit/Corporate Governance Committee is comprised of independent members as defined under the National Association of Securities Dealers listing standards.  In addition to conference calls with audit committee members and the Company’s independent auditors, the Audit/Corporate Governance Committee met three times during the fiscal year ended June 30, 2012.

The final Board committee is the Nominating/Independent Directors Committee, which is comprised of Messrs. Harold S. Carpenter, James T. Hecker and Thomas C. LaVoy, all members of the Company’s Board of Directors who have been determined by the Board to meet the qualification as “independent” directors as set forth in Rule 10A-3 of the Exchange Act.  Per Board resolution, the Nominating/Independent Directors Committee approves all nominations for membership to the Company’s Board of Directors.  In addition, the Nominating/Independent Directors Committee meets in regularly scheduled executive sessions at which only the independent directors are present.

All meetings held by the Board of Directors’ committees were attended by each of the directors serving on such committees.

The Company's Board of Directors held three meetings during the fiscal year ended June 30, 2012, at which time all Directors were present.  All current members of the Board of Directors’ committees are expected to be nominated for re-election at a meeting of the Board of Directors following the annual meeting.

Compliance with Section 16(a) of Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Officers and Directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”).  Officers, Directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Form 5’s were required, the Company believes that as of the date of this filing, all Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were satisfied.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid or accrued by the Company for the services rendered during the fiscal years ended June 30, 2012 and 2011 to the Company's Chief Executive Officer, Chief Financial Officer, Chief Technology Officer (“CTO”) of the Company’s former subsidiary, StarTrak Systems, LLC (“STS”), Executive Vice President of the Company’s former subsidiary, StarTrak Systems, LLC, and Chief Executive Officer (“CEO”) of the Company’s former subsidiary, StarTrak Systems, LLC whose salaries and bonus exceeded $100,000 during the last fiscal year (collectively, the "Named Executive Officers").  No stock appreciation rights ("SARs") have been granted by the Company to any of the Named Executive Officers during the last two fiscal years.

						Long-Term
		Annual Compensation				Compensation
						Securities
						(# shares)
	Name and				Other (1)	Underlying
	Principal	Annual			Annual	Options
	Position	Salary		Bonus	Comp $	Granted in FY (4)

Robert R. Kauffman, CEO
	FY 2012	$275,000		None	$18,900	250,000
	FY 2011	275,000	(2)	$75,000	17,400	None	(3)
John A. Carlson, CFO
	FY 2012	$245,000		None	$11,000	130,000
	FY 2011	245,000	(2)	$50,000	9,934	None	(3)
Timothy P. Slifkin, CTO STS
	FY 2012	None		None	None	None
	FY 2011 (5)	$181,042		$35,000	$1,050	None
Thomas A. Robinson, Exec V.P., STS
	FY 2012	None		None	None	None
	FY 2011 (5)	$181,042		$35,000	$1,283	None
Kevin Dahill, CEO, STS
	FY 2012	None		None	None	None
	FY 2011 (5)	$107,915		None	$496	100,000

(1)	Represents supplemental executive benefit reimbursement for the year and Company matching for Alanco's 401(K) Profit Sharing Plan.
(2)
Annual salaries for the Company's two executive officers, Mr. Kauffman and Mr. Carlson, were reduced by approximately 30% in February 2009 to $192,500 and $171,500, respectively. The reduced salaries continued through June 30, 2011 at which time the previous salaries were reinstated. To partially compensate for the 29 months of reduction in salary, the Company agreed to grant Alanco common stock totaling 112,245 and 100,000 shares, valued for proxy reporting purposes at market on grant date of $110,000 and $98,000, to Mr. Kauffman and Mr. Carlson, respectively. In addition, the stock granted was subject to certain vesting requirements that vested the shares over an 18 month period. The taxable compensation value for the granted shares was based on market value upon shares vesting resulting in taxable compensation of $74,600 and $66,500 for Mr. Kauffman and Mr. Carlson, respectively. For additional discussion, see Note 14 - Related Party Transactions in the Company's Form 10-K for the fiscal year ended June 30, 2012.

(3)
Stock options were repriced during the fiscal year for Kauffman in the amount of 166,750 shares with an expense of $66,200 and for Carlson in the amount of 90,625 shares with an expense of $35,600. See Note 14 - Related Party Transactions in the Company's Form 10-K for the fiscal year ended June 30, 2012.

(4)	Five year stock options granted at not less than market on the date of exercise with vesting periods from full immediate vesting to a one year vesting schedule.
(5)	Annual salary listed reflects compensation through May 16, 2011, the closing date of the Company's sale of its StarTrak Systems, LLC subsidiary to ORBCOMM, Inc.

Option Grants in Last Fiscal Year

The following table sets forth each grant of stock options made during the fiscal year ended June 30, 2012, to each of the Named Executive Officers and/or Directors and to all other employees as a group.  No stock appreciation rights ("SARs") have been granted by the Company.

INDIVIDUAL GRANTS

	Number of
	Securities
	Underlying	% of Total	Exercise
	Options	Options	Price	Grant	Expiration
Name	Granted	Granted	($/Sh)	Date	Date

Robert Kauffman	250,000	39.37%	$0.75	4/10/2012	4/9/2017
John Carlson	130,000	20.47%	$0.75	4/10/2012	4/9/2017
Harold Carpenter	60,000	9.45%	$0.75	4/10/2012	4/9/2017
Thomas LaVoy	40,000	6.30%	$0.75	4/10/2012	4/9/2017
James Hecker	75,000	11.81%	$0.75	4/10/2012	4/9/2017
Other Employees	80,000	12.60%	$0.75	4/10/2012	4/9/2017
Total	635,000	100.00%

All options are granted at a price not less than “grant-date market.”  During the fiscal year ended June 30, 2012, 521,900 previously granted stock options expired or were cancelled.  Approximately 571,500 of the stock options granted during the fiscal year June 30, 2012 have not vested during the fiscal year 2012.  The 571,500 stock options are scheduled to vest quarterly during the fiscal year ending June 30, 2013 with 20% vesting in the first quarter, 20% vesting in the second quarter, 25% vesting in the third quarter and 25% vesting in the fourth quarter.

Aggregated Options and Warrants - Exercised in Last Fiscal Year and Values at Fiscal Year End

The following table sets forth the number of exercised and unexercised options and warrants held by each of the Named Executive Officers and/or Directors at June 30, 2012, and the value of the unexercised, in-the-money options at June 30, 2012.

Name	Shares Acquired On Exercise During 2012 Fiscal Year	Value Realized ($) (1)	Unexercised Options & Warrants at Fiscal Year End (Shares) (2)	Value of Unexercised In-The-Money Options & Warrants at FYE ($) (3)

Robert Kauffman	0	$0	37,500	$0
John Carlson	0	0	15,500	0
Harold Carpenter	0	0	6,000	0
James Hecker	0	0	8,750	0
Thomas LaVoy	0	0	4,000	0

(1)	Calculated as the difference between closing price on the date exercised and the exercise price, multiplied by the number of options exercised.
(2)	Represents the number of securities underlying unexercised options and warrants that were exercisable at June 30, 2012.
(3)
Calculated as the difference between the closing price of the Company’s Common Stock on June 30, 2012, and the exercise price for those options exercisable on June 30, 2012, with an exercise price less than the closing price, multiplied by the number of applicable options.

Option Grants Subsequent to Fiscal Year End
No employee stock options were granted subsequent to 2012 fiscal year end.

Employment Agreements and Executive Compensation

As of June 30, 2012, the Company’s two Executive Officers had employment agreements with up to an eighteen month severance provision and are effective through December 31, 2014.  Copies of the agreements were attached as exhibits to the Form 10-K filed for the fiscal year ended June 30, 2011.

Compensation of Directors

During fiscal year 2012, non-employee Directors were compensated for their services in cash ($750 per meeting per day up to a maximum of $1,500 per meeting) and through the grant of options to acquire shares of Class A Common Stock as provided by the 2002, 2004, 2005, and 2006 Stock Option Plans, the 2002, 2004, 2005, and 2006 Directors and Officers Stock Option Plans (the “D&O Plans”) and the 2011 Stock Incentive Plan which are described below.  The Black Scholes value of the stock options granted during the fiscal year ended June 30, 2012 was $170,900 of which $17,100 was expensed during the year and $153,800 will be expensed in the fiscal year ending June 30, 2013.  All Directors are entitled to receive reimbursement for all out-of-pocket expenses incurred for attendance at Board of Directors meetings.

Shareholders approved the 2002, 2004, 2005, and 2006 Stock Option and Directors and Officers Stock Option Plans and the 2011 Stock Incentive Plan on November 22, 2002, November 19, 2004, January 20, 2006, and January 30, 2007, and May 10, 2011, respectively.  The purpose of the 2002, 2004, 2005, and 2006 Stock Option and D&O Plans and the 2011 Stock Incentive Plan is to advance the business and development of the Company and its shareholders by affording to the Directors and Officers of the Company the opportunity to acquire a proprietary interest in the Company by the grant of Options to acquire shares of the Company’s common stock.  All Directors and Executive Officers of the Company are eligible to participate in the 2002, 2004, 2005, 2006, and 2011 Plans.  Newly appointed Directors receive options to purchase shares of common stock at fair market value.  Upon each subsequent anniversary of the election to the Board of Directors, each non-employee Director may receive additional options to purchase shares of common stock at fair market value.

Transactions with Management

See Note 14 in our Form 10-K for fiscal year ended June 30, 2012, for related party transactions and discussion.

AUDIT/CORPORATE GOVERNANCE COMMITTEE REPORT (1)

The Audit/Corporate Governance Committee of the Board of Directors is currently comprised of three independent directors, and operates under a written charter adopted by the Board.  The Audit/Corporate Governance Committee Charter was included as Exhibit A in the Company’s Definitive Proxy Statement filed with the SEC on October 18, 2004.  The members of the Audit/Corporate Governance Committee are Harold S. Carpenter, a CEO with over 30 years senior management experience, James T. Hecker, an attorney and CPA, and Thomas C. LaVoy, a CPA.  All three individuals are experienced in reading and understanding financial statements, and, in fact, are deemed to be financial experts as defined by audit committee requirements.

The Audit/Corporate Governance Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing an audit report or performing other audit, review or attest services for the Company.  The independent auditor reports directly to the Audit/Corporate Governance Committee.  The Audit/Corporate Governance Committee has established “whistleblower” procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential anonymous submission by employees of the Company on concerns regarding questionable accounting or auditing matters.

Authority to engage independent counsel and other advisors has been given to the Audit/Corporate Governance Committee as it determines is necessary to carry out its duties.  The Company provides appropriate funding for the Audit/Corporate Governance Committee to compensate the independent auditors and any lawyers and advisors it employs and to fund ordinary administrative expenses of the Audit/Corporate Governance Committee that are necessary in carrying out its duties.

The Audit/Corporate Governance Committee provides general oversight of the Company’s financial reporting and disclosure practices, system of internal control, and the Company’s processes for monitoring compliance by the Company with Company policies.  The Audit/Corporate Governance Committee reviews with the Company’s independent registered public accountants the scope of the audit for the year, the results of the audit when completed, and the registered independent public accountant’s fee for services performed.  The Audit/Corporate Governance Committee also recommends independent registered public accountants to the Board of Directors and reviews with management various matters related to its system of internal control.  During the last fiscal year, there were three meetings of the Audit/Corporate Governance Committee.

Management is responsible for the Company’s internal controls and the financial reporting process.  The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon.  The Audit/Corporate Governance Committee is responsible for overseeing and monitoring the quality of the Company’s accounting and auditing practices.

The members of the Audit/Corporate Governance Committee are not professionally engaged in the practice of auditing or accounting and may not be experts in the fields of accounting or auditing, or in determining auditor independence.  Members of the Audit/Corporate Governance Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm.  Accordingly, the Audit/Corporate Governance Committee's oversight does not provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit/Corporate Governance Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the Company's independent registered public accounting firm is in fact "independent."

Review of Audited Financial Statements

In this context, the Audit/Corporate Governance Committee reviewed and discussed the Company’s audited financial statements with management and with the Company’s independent auditors.  Management represented to the Audit/Corporate Governance Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.  Discussions about the Company’s audited financial statements included the auditor’s judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in its financial statements.  The Audit/Corporate Governance Committee also discussed with the auditors the matters required by Statement on Auditing Standards, (“SAS”) No. 61 “Communication with Audit Committees,” as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Company’s auditors provided to the Committee written disclosures required by the Independence Standards Board Standard No. 1 “Independence Discussion with Audit Committee.”  The Audit/Corporate Governance Committee discussed with the independent auditors their independence from the Company, and considered the compatibility of non-audit services with the auditor’s independence.

Audit Committee Pre-Approval Policies and Procedures

The fiscal year 2012 and 2011 audit services provided by Semple, Marchal & Cooper, LLP were approved by our Audit/Corporate Governance Committee.  The Audit/Corporate Governance Committee implemented pre-approval policies and procedures related to the provision of audit and non-audit services.  Under these procedures, the Audit/Corporate Governance Committee pre-approves both the type of services to be provided by our independent auditors and the estimated fees related to these services.  During the approval process, the Audit/Corporate Governance Committee considers the impact of the types of services and related fees on the independence of the auditor.  These services and fees must be deemed compatible with the maintenance of the auditor’s independence, in compliance with the SEC rules and regulations.  Throughout the year, the Audit/Corporate Governance Committee and, if necessary, the Board of Directors, reviews revisions to the estimates of audit and non-audit fees initially approved.

Recommendation

Based on the Audit/Corporate Governance Committee’s discussion with management and the independent auditors, and the Audit/Corporate Governance Committee’s review of the representations of management and the report of the independent auditors to the Audit/Corporate Governance Committee, the Audit/Corporate Governance Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2012, filed with the Securities and Exchange Commission.

AUDIT/CORPORATE GOVERNANCE COMMITTEE
James T. Hecker
Harold S. Carpenter
Thomas C. LaVoy
_______________________________
(1) The material in this report is not “soliciting material,” is not deemed filed with the commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Proposal No. 1	ELECTION OF DIRECTORS

The Articles of Incorporation presently provide for a Board of Directors of not more than nine members.  The number of Directors of the Company has been fixed at five by the Company's Board of Directors.  The Company's Board of Directors recommends the election of the five nominees listed below to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified or until their earlier death, resignation or removal.  The persons named as "proxies" in the enclosed form of Proxy, who have been designated by Management, intend to vote for the five nominees for election as Directors unless otherwise instructed in such proxy.  If at the time of the Meeting, any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to cumulatively vote for the remaining nominees, or for a substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

The Board recommends that the shareholders vote “FOR” Proposal 1 to elect Harold S. Carpenter, James T. Hecker, Robert R. Kauffman, Thomas C. LaVoy and John A. Carlson as directors for a one-year term expiring at the Fiscal 2013 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

Nominees

All nominees for Director have been approved by the Company’s Nominating/Independent Directors Committee.  The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held by him, and the period during which he has served as such:

Name	Age	Position	Year First Director

Harold S. Carpenter	79	Director	1995
James T. Hecker	55	Director	1997
Robert R. Kauffman	72	Director/C.O.B./C.E.O.	1998
Thomas C. LaVoy	53	Director	1998
John A. Carlson	65	Director/E.V.P./C.F.O.	1999

Business Experience of Nominees

Robert R. Kauffman:     Mr. Kauffman was appointed as Chief Executive Officer and Chairman of the Board effective July 1, 1998.  Mr. Kauffman was formerly President and Chief Executive Officer of Nasdaq-listed Photocomm, Inc., from 1988 until 1997 (since renamed Kyocera Solar, Inc.).  Photocomm was the nation's largest publicly owned manufacturer and marketer of wireless solar electric power systems with annual revenues in excess of $35 million.  Prior to Photocomm, Mr. Kauffman was a senior executive of the Atlantic Richfield Company (ARCO) whose varied responsibilities included Senior Vice President of ARCO Solar, Inc., President of ARCO Plastics Company and Vice President of ARCO Chemical Company.  Mr. Kauffman earned an M.B.A. in Finance at the Wharton School of the University of Pennsylvania, and holds a B.S. in Chemical Engineering from Lafayette College, Easton, Pennsylvania.

John A. Carlson:            Mr. Carlson, Executive Vice President and Chief Financial Officer of Alanco Technologies, Inc., joined the Company in September 1998 as Senior Vice President/Chief Financial Officer.  Mr. Carlson started his career with Price Waterhouse & Co. in Chicago, Illinois.  He has over twenty-five years of public and private financial and operational management experience, including over twelve years as Chief Financial Officer of a Fortune 1000 printing and publishing company.  Mr. Carlson earned his Bachelor of Science degree in Business Administration at the University of South Dakota, and received his Certified Public Accountant certificate in 1973.

Harold S. Carpenter:    Mr. Carpenter is the former President of Superiorgas Co., Des Moines, Iowa, which is engaged in the business of trading and brokering bulk refined petroleum products with gross sales of approximately $500 million per year.  He is also the General Partner of Superiorgas L.P., an investment company affiliated with Superiorgas Co.  Mr. Carpenter founded these companies in 1984 and 1980, respectively.  Mr. Carpenter is also the President of Carpenter Investment Company, Des Moines, Iowa, which is a real estate investment company holding properties primarily in central Iowa.  From 1970 until 1994, Mr. Carpenter was the Chairman of the George A. Rolfes Company of Boone, Iowa, which manufactured air pollution control equipment.  Mr. Carpenter graduated from the University of Iowa in 1958 with a Bachelor of Science and Commerce degree.

James T. Hecker:          Mr. Hecker is both an Attorney and a Certified Public Accountant.  Since 1987 Mr. Hecker has been Vice President, Treasurer and General Counsel of Rhino Capital Incorporated, Evergreen, Colorado, a private capital management company.  From 1984 to 1987, Mr. Hecker was the Controller of Northern Pump Company, Minneapolis, Minnesota, a multi-state operating oil and gas company with more than 300 properties, with responsibility of all accounting and reporting functions.  Mr. Hecker received a J.D. degree from the University of Denver in 1992, and a B.B.A. degree in Accounting and International Finance from the University of Wisconsin in 1979.

Thomas C. LaVoy:        Thomas C. LaVoy has served as Chief Financial Officer of SuperShuttle International, Inc., since July 1997 and as Secretary since March 1998.  From September 1987 to February 1997, Mr. LaVoy served as Chief Financial Officer of Nasdaq-listed Photocomm, Inc.  Mr. LaVoy was a Certified Public Accountant with the firm of KPMG Peat Marwick from 1980 to 1983.  Mr. LaVoy has a Bachelor of Science degree in Accounting from St. Cloud University, Minnesota, and is a Certified Public Accountant.

Proposal No. 2	RATIFICATION OF RE-APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has re-appointed the firm of Semple, Marchal & Cooper, LLP to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2013, and has directed that such re-appointment be submitted to our shareholders for ratification at the Annual Meeting. Our organizational documents do not require that our shareholders ratify the selection of our independent registered public accounting firm. If our shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain Semple, Marchal & Cooper, LLP, but still may retain it nonetheless. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in our best interests.

Representatives of Semple, Marchal & Cooper, LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions from shareholders.

Audit and Non-Audit Fees

Audit Fees

The aggregate fees billed by Semple, Marchal & Cooper, LLP for professional services rendered for the audit of the Company’s annual financial statements and review of the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, for the fiscal years ended June 30, 2012 and 2011 were approximately $99,300 and $98,900, respectively.

Audit Related Fees

In each of the last two fiscal years, there were no fees billed for assurance related services rendered by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the “Audit Fees” paragraph above.

Tax Fees

Semple, Marchal & Cooper, LLP prepared the Company’s tax returns for state and federal purposes.  Tax return preparation fees for the fiscal years ended June 30, 2012 and 2011 were approximately $16,500 and $21,100 respectively.

All Other Fees

Other than the services described above under “Audit Fees”, during the fiscal year ended June 30, 2012, Semple, Marchal & Cooper, LLP did not provide other services.  During the fiscal year ended June 30, 2011, Semple, Marchal & Cooper, LLP also provided services related to filing prospectus supplements to a Form S-3, the filing of a Form S-8 and related amendments and the filing of a Schedule 14A and related amendments with the Securities and Exchange Commission and billed related fees of approximately $22,400.

As part of its responsibility for oversight of the independent registered public accountants, the Audit Committee has established a pre-approval policy for engaging audit and permitted non-audit services provided by our independent registered public accountants.  In accordance with this policy, each type of audit, audit-related, tax and other permitted service to be provided by the independent auditors is specifically described and each such service, together with a fee level or budgeted amount for such service, is pre-approved by the Audit Committee.  The Audit Committee has delegated authority to its Chairman to pre-approve additional non-audit services (provided such services are not prohibited by applicable law) up to a pre-established aggregate dollar limit.  All services pre-approved by the Chairman of the Audit Committee must be presented at the next Audit Committee meeting for review and ratification.  All of the services provided by Semple, Marchal & Cooper LLP described above were approved by our Audit Committee.

The Company's principal accountant, Semple, Marchal & Cooper LLP, did not engage any other persons or firms other than the principal accountant's full-time, permanent employees.  Semple, Marchal & Cooper LLP, Phoenix, Arizona, was appointed as the Company's Independent Auditor for the fiscal years ended June 30, 2000, 2001, 2002, 2003, 2004, 2005, 2006, 2007, 2008, 2009, 2010, 2011 and 2012.

The Board unanimously recommends that the shareholders vote "FOR" Proposal 2 to ratify the re-appointment of Semple, Marchal & Cooper, LLP as the independent registered public accounting firm of the Company.

Proposal No. 3	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION;

The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, requires us to hold an advisory vote on the compensation of our executive officers, as disclosed in this proxy statement in accordance with the rules of the SEC.  As described in further detail in this proxy statement, we try to design our executive officer compensation programs to attract, motivate and retain the key executives who will drive the creation of shareholder value.  Our objective is to design our executive compensation to encourage long-term commitment by our executive officers of Alanco.

Please read the “Executive Compensation” section of this proxy statement, beginning on page 7.  That section of the proxy statement, which includes our executive officer compensation tables and related narrative discussion, provides historical details on our compensation programs and policies for our executive officers.  Highlights of our executive officer compensation programs and policies are as follows:

•
For fiscal year ended June 30, 2012, a significant portion of the Company’s annual long-term incentive award was in the form of stock options granted with the objective to drive long-term performance and alignment with shareholder interests.  In addition, the several year vesting schedules provided employee retention incentives.

•
Company common stock grants to executive officers in June of 2011 provided additional long-term incentives in alignment with shareholder interests.  The grants had an eighteen month vesting schedule and were granted as partial reimbursement for a 29 month salary reduction instituted in February 2009.

•	We do not provide material perquisites to our executive officers.

We are requesting shareholder approval of the compensation of our executive officers as disclosed in this proxy statement.  This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our executive officers’ compensation.  The vote is not intended to address any specific item of compensation, but rather the overall compensation of our executive officers and the philosophy, policies and practices described in this proxy statement.

We are asking our shareholders to indicate their support for our named executive officer compensation through the following resolution:

“RESOLVED, that the shareholders approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion in this proxy statement.”

As provided in the Exchange Act, the vote is not binding on the Board and may not be construed as overruling a decision by the Board, nor creating or implying any additional fiduciary duty by the Board, nor be construed to restrict or limit the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation.

The Board believes that the Company’s compensation policies and procedures are strongly aligned with the long-term interests of our shareholders.  Because your vote is advisory, it will not be binding upon the Board.  However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board unanimously recommends a vote “FOR” approval of the compensation of executive officers as described in the tabular disclosure regarding names executive officer compensation (together with the accompanying narrative disclosure) in this proxy statement.

Proposal No. 4	ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

The Dodd-Frank Act also requires us to hold an advisory vote on the frequency of the advisory vote on the compensation of our executive officers described in Proposal 3 in this proxy statement.  By voting on this Proposal 4, shareholders may indicate whether they would prefer that we hold a say-on-pay vote every one, two or three years.  We believe that our executive compensation is straightforward, uncontroversial and highly unlikely to provide incentives for excessive risk-taking.  Accordingly, we ask that you support a frequency of every three years for future shareholder advisory votes on the compensation of our executive officers.  We believe that a three-year cycle provides the Board and the Compensation Committee with sufficient time to thoughtfully evaluate and respond to shareholder input and effectively implement changes, as needed, to our executive compensation program.

By voting on this Proposal 4, shareholders may indicate whether they would prefer an advisory vote on executive officer compensation every one, two, or three years.  A frequency of one year, two years or three years must receive a majority of the votes represented and entitled to vote at the meeting to be deemed by us as the frequency for the advisory vote on executive officer compensation that has been selected by shareholders.  The Board will consider the outcome of the vote required by this Proposal 4 when making future decisions regarding the frequency of the “say-on-pay” vote described in Proposal 3 of this proxy statement.  However, because this is an advisory vote and not binding on the Board of the Company, the Board may decide that it is in the best interest of our shareholders and the Company to hold an advisory vote on the compensation of our executive officers more or less frequently than the frequency approved by our shareholders.  In addition, should the SEC determine that smaller reporting companies such as the Company are exempt from holding a regular “say-on-pay” vote, the Company may elect not to include an advisory vote on executive compensation in future proxy statements.

The Company is presenting the following proposal, which gives you as a shareholder the opportunity to inform the Company as to how often you wish the Company to include a proposal, similar to Proposal 3, in our proxy statement.  This resolution is required pursuant to Section 14A of the Securities Exchange Act.  While our Board of Directors intends to carefully consider the shareholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

“RESOLVED, that the shareholders wish the Company to include an advisory vote on the compensation of the Company’s named executive officers pursuant to Section 14A of the Securities Exchange Act every:
•	year;
•	two years; or
•	three years.”

The Board unanimously recommends a vote of “THREE YEARS” on the proposal to include an advisory vote of the shareholders on the compensation of the Company’s named executive officers pursuant to Section 14A of the Securities Exchange Act either every year, every two years, or every three years.

INFORMATION INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC.  This Proxy Statement incorporates by reference documents which are not presented to you in this Proxy Statement or delivered to you with it.  The information incorporated by reference is an important part of this Proxy Statement.  We incorporate by reference the documents listed below and amendments to them.  These documents and their amendments were previously filed with the SEC.

The following documents filed by us with the SEC are incorporated by references in this Proxy Statement:

1.	Our Form 10-K filed with the SEC on October 13, 2011.
2.	Our Form 10-K/A filed with the SEC on November 7, 2011.
3.	Our Form 10-K filed with the SEC on October 9, 2012.
4.	Our Form 10-K/A filed with the SEC on October 25, 2012.
5.	Our Form 10-Q filed with the SEC on November 14, 2012.
6.	Our Form 10-Q filed with the SEC on February 14, 2013.

REQUEST FOR COPY OF FORM 10-K

Shareholders may receive a copy of the Form 10-K without charge via e-mail request to danielle@alanco.com or by calling the Company at 480-607-1010, or by writing to the Company to the attention of the Company’s Corporate Secretary at 7950 E. Acoma Drive, Suite 111, Scottsdale, Arizona 85260.

SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING;
DISCRETIONARY AUTHORITY; OTHER BUSINESS

Any shareholder who intends to present a proposal at the annual meeting of shareholders for the year ending June 30, 2013, and have it included in the Company’s proxy materials for that meeting generally must deliver the proposal to us for our consideration not less than 120 calendar days in advance of the date of the Company’s proxy statement released to security holders in connection with the previous year’s annual meeting of security holders and must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended.  In accordance with the above rule, the applicable proposal submission deadline for the 2013 annual meeting of shareholders would be August 12, 2013.

Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, as amended, the Company intends to retain discretionary authority to vote proxies with respect to shareholder proposals properly presented at the Meeting, except in circumstances where (i) the Company receives notice of the proposed matter a reasonable time before the Company begins to mail its proxy materials (including this proxy statement), and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

The Board of Directors is not aware of any other business to be considered or acted upon at the Meeting other than that for which notice is provided, but in the event other business is properly presented at the Meeting, requiring a vote of shareholders, the proxy will be voted in accordance with the judgment on such matters of the person or persons acting as proxy (except as described in the preceding paragraph).  If any matter not appropriate for action at the Meeting should be presented, the holders of the proxies shall vote against the consideration thereof or action thereon.

Scottsdale, Arizona                                                                                       ROBERT R. KAUFFMAN
February 22, 2013                                                                                            CHIEF EXECUTIVE OFFICER

JOHN A. CARLSON
CHIEF FINANCIAL OFFICER

ALANCO TECHNOLOGIES, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – APRIL 13, 2013 AT 10:00 AM		à Please ensure you fold then detach and retain this portion of this Proxy à
CONTROL ID:
PROXY ID:

The undersigned hereby appoints Robert R. Kauffman and John A. Carlson, or any one of them, with full power of substitution, as attorneys-in-fact and proxies to represent the undersigned at the Annual Meeting of Shareholders of Alanco Technologies, Inc. to be held at 7950 E. Acoma Drive, Suite 111, Scottsdale, Arizona, at 10:00 a.m. Mountain Standard Time, on April 16, 2013, and at any and all adjournments thereof, to vote in the name and place of the undersigned with all the power which the undersigned would possess if personally present, all of the stock of Alanco Technologies, Inc. standing in the name of the undersigned, upon such business as may properly come before the meeting, including the following as set forth hereon.

A SHAREHOLDER MAY USE CUMULATIVE VOTING FOR THE NOMINEES OF THAT PROPOSAL BY VOTING THE NUMBER OF THE SHARES HELD TIMES THE NUMBER OF DIRECTORS BEING ELECTED ON A SINGLE OR GROUP OF CANDIDATES.  SHAREHOLDERS MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE(S) BY DRAWING A LINE THROUGH THE NOMINEE’S NAME(S).  FOR EXAMPLE, A SHAREHOLDER WITH 1,000 SHARES MAY CAST A TOTAL OF 5,000 VOTES (# OF SHARES X 5 DIRECTORS) FOR ALL, ONE, OR A SELECT NUMBER OF CANDIDATES.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/ALAN
PHONE:	1-866-752-VOTE(8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF ALANCO TECHNOLOGIES, INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	ELECTION TO THE BOARD OF DIRECTORS	à	FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	FOR Management nominees listed below equally among all the nominees OR VOTED AS FOLLOWS:		☐	☐
	Harold S. Carpenter _______ Shares				☐
	Robert R. Kauffman _______ Shares				☐	CONTROL ID:
	John A. Carlson _______ Shares				☐	PROXY ID:
	James T. Hecker _______ Shares				☐
	Thomas C. LaVoy _______ Shares				☐
☐ WITHHOLD AUTHORITY to vote for all nominees listed above.
Proposal 2	RATIFICATION OF RE-APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	à	FOR	AGAINST	ABSTAIN
			☐	☐	☐
Proposal 3	ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION	à	FOR	AGAINST	ABSTAIN
			☐	☐	☐
Proposal 4	ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION	à	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
			☐	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION ABOVE.  IF THE SHAREHOLDER DOES NOT INDICATE A PREFERENCE, MANAGEMENT INTENDS TO VOTE FOR ALL PROPOSALS LISTED.  THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS FOR WHICH THE SHAREHOLDER HAS NOT INDICATED A PREFERENCE OR IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

MARK HERE FOR ADDRESS CHANGE
☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2013

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)